                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 24, 2003


                           LOWRANCE ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-15240                  44-0624411
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                 12000 EAST SKELLY DRIVE, TULSA, OKLAHOMA 74128
              (Address of principal executive offices and zip code)

                                 (918) 437-6881
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

         Exhibit No.                              Description

         Exhibit 99.1 Press Release issued by the registrant dated November 24, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 24, 2003, Lowrance Electronics, Inc. issued a press release announcing its financial results for the first quarter ended October 31, 2003. A copy of this press release is being furnished as an exhibit to this report on Form 8-K. The information contained in this report on Form 8-K is being furnished to the U.S. Securities and Exchange Commission (the "Commission") to report information pursuant to Item 12. - Results of Operations and Financial Condition in accordance with the interim guidance provided by the Commission in Release No. 33-8216.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

         DATED: November 24, 2003

                                            LOWRANCE ELECTRONICS, INC.


                                            By: /s/ Douglas J. Townsdin
                                                --------------------------------
                                                Douglas J. Townsdin
                                                Vice President of Finance and
                                                Chief Financial Officer

                                INDEX TO EXHIBITS

The exhibits listed on the following Exhibit Index are furnished as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

         Exhibit
         Number            Description
         -------           -----------

         99.1              Press Release issued by the registrant dated
                           November 24, 2003.



                                      PRESS RELEASE